State Bank Financial Corporation 2014 Gulf South Bank Conference Joe Evans – Chairman and CEO Tom Callicutt – Executive Vice President and CFO May 2014

2 Cautionary Note Regarding Forward-Looking Statements Certain statements contained in this earnings deck that are not statements of historical fact are forward-looking statements. These forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of the words “may,” “would,” “could,” “will,” “expect,” “anticipate,” “believe,” “intend,” “plan” and “estimate,” as well as similar expressions. These forward-looking statements include statements related to our projected growth, our anticipated acquisitions, including our pending acquisition of Atlanta Bancorporation, Inc., our anticipated future financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including projections of future amortization and accretion, the impact of the expiration of loss share agreements, anticipated internal growth, and plans to establish or acquire banks or the assets of failed banks. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include the following: • general economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a continued deterioration in credit quality, a further reduction in demand for credit and a further decline in real estate values; • the general decline in the real estate and lending markets, particularly in our market areas, may continue to negatively affect our financial results; • our ability to raise additional capital may be impaired if current levels of market disruption and volatility continue or worsen; • we may be unable to collect reimbursements on losses that we incur on our assets covered under loss share agreements with the FDIC as we anticipate; • costs or difficulties related to the integration of the banks we may acquire may be greater than expected; • restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals; • legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us; • competitive pressures among depository and other financial institutions may increase significantly; • changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired; • other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can; • our ability to attract and retain key personnel can be affected by the increased competition for experienced employees in the banking industry; • adverse changes may occur in the bond and equity markets; • war or terrorist activities may cause further deterioration in the economy or cause instability in credit markets; • economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate; and • we will or may continue to face the risk factors discussed from time to time in the periodic reports we file with the SEC. For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this report. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See Item 1A, Risk Factors, in our Annual Report on Form 10-K for the year ended December 31, 2013, for a description of some of the important factors that may affect actual outcomes.

3 State Bank Financial Corporation Profile 1 Noncovered assets Note: Key metrics and asset quality as of 3/31/14; market data as of 5/8/14 Source: SNL Financial for demographic data State Bank Financial Corporation (NASDAQ: STBZ) headquartered in Atlanta, Georgia Banking Subsidiary: State Bank and Trust Company headquartered in Macon, Georgia Market Data  Market Cap. $528mm  P/TBV 1.23x  Dividend Yield .73% Key Metrics  Total Assets $2.62B  Total Loans $1.41B  Total Deposits $2.14B  Total Equity $441mm  TBV/Share $13.36  TCE Ratio 16.5%  Cost of Funds .37%  NIB/Total Dep. 22.0% Demographic Data  Concentrated footprint in attractive markets that represent approximately 2/3 of total deposits in the state of Georgia  Projected population growth of 4.0% from 2013-2018 in our 3 Georgia MSAs, compared to 3.6% projected growth for the entire U.S. Branch Map as of 4/30/14  19 Branches in 3 MSAs Asset Quality1  NPAs/Assets .12%  NPLs/Loans .18%  NCOs/Loans (.07)%

4 Efficient Network in Attractive Markets  Uniquely well-positioned, with deposits per branch significantly higher than average competitor deposits per branch in the markets we serve  Opportunity for differentiation in Atlanta, as 75% of the market is dominated by large regional / national competitors  Mature franchise with leading market share in middle Georgia 1 Atlanta/Sandy Springs/Roswell MSA Source: SNL Financial; market share ranking of banks and thrifts as of 6/30/13; State Bank deposits pro forma for pending acquisition 2 Macon and Warner Robins MSAs 2013 Rank Company HQ State Total Assets ($000) Number of Branches Total Deposits in Market ($000) Total Market Share (%) As a % of Hold Co. Deposits 1 SunTrust Banks Inc. GA 179,542,000 174 31,825,826 26.3 24.5 2 Wells Fargo & Co. CA 1,546,707,000 201 23,930,353 19.8 2.6 3 Bank of America Corp. NC 2,149,851,000 140 21,958,398 18.2 2.2 4 BB&T Corp. NC 184,651,000 91 7,586,000 6.3 5.5 5 Synovus Financial Corp. GA 26,435,426 46 3,763,547 3.1 18.1 6 Regions Financial Corp. AL 117,933,000 73 3,402,753 2.8 3.6 7 Fidelity Southern Corp. GA 2,556,887 32 2,188,049 1.8 97.8 8 United Community Banks Inc. GA 7,398,237 36 2,089,979 1.7 34.5 9 Community & Southern Hldgs Inc. GA 2,805,388 31 1,862,624 1.5 77.4 10 JPMorgan Chase & Co. NY 2,476,986,000 80 1,675,118 1.4 0.2 14 State Bank Financial Corp. GA 2,617,378 7 1,204,784 1.0 51.6 Total Market 1,321 120,914,426 1 State Bank Financial Corp. GA 2,617,378 14 1,106,879 26.0 47.4 2 SunTrust Banks Inc. GA 179,542,000 12 704,289 16.5 0.5 3 BB&T Corp. NC 184,651,000 14 628,012 13.6 0.5 4 Bank of America Corp. NC 2,149,851,000 10 403,446 9.5 0.0 5 Wells Fargo & Co. CA 1,546,707,000 6 343,474 8.1 0.0 Total Market 100 4,564,583 Middle Georgia 2 Deposit Market Share by MSA Atlanta 1

5 Management Depth  State Bank Executive Officers average 30 years of banking experience, substantially all of which is within the local Georgia markets the company serves  Next level depth with diverse backgrounds in the financial services industry Executive Position Years of Banking Experience Years of Banking Experience in Georgia Joseph W. Evans Chairman, Chief Executive Officer 40 40 J. Thomas Wiley, Jr. Vice Chairman, President 39 39 Kim M. Childers Vice Chairman, Executive Risk Officer 32 32 Stephen W. Doughty Vice Chairman, Corporate Development Officer 41 41 J. Daniel Speight, Jr. Vice Chairman, Chief Operating Officer 31 31 Thomas L. Callicutt, Jr. Executive Vice President, Chief Financial Officer 41 3 David W. Cline Executive Vice President, Chief Information Officer 5 5 Steven G. Deaton Executive Vice President, Enterprise Risk Officer 29 29 David F. Black Executive Vice President, Chief Credit Officer 16 5 M chael R. Fitzgerald Executive Vice President, Chief Revenue and Deposit Officer 33 14 Michael S. Sims Executive Vice President, Senior Banking Officer 27 17 Bradford L. Watkins Executive Vice President, Director of Real Estate Banking 26 26

6 Bank of Atlanta Transaction Rationale Financially Attractive Strategic Value  Conservative pro forma assumptions  Accretive to tangible book value in less than two years  Immediately accretive to earnings per share  Provides additional capabilities and scale to State Bank’s existing small business administration (SBA) program  Bank of Atlanta’s key executives are a good cultural fit with State Bank’s Senior Management Team  Cost savings from branch consolidation  Shares same commitment to core values and community involvement Low Risk, In-market Transaction  Enhances market share in Metro Atlanta  Adds density and a high-profile location in the desirable Midtown Atlanta submarket  Expands presence in Gwinnett County  In-market merger reduces transaction risk

7 Bank of Atlanta Transaction Terms Deal Value Price / Book Value Required Approvals Consideration Expected Closing Approximately $25 million .97x Customary regulatory approvals and shareholder approval by Atlanta Bancorporation, Inc. 100% Cash No later than 4th quarter 2014 Due Diligence Completed comprehensive due diligence Tangible Book Value Payback Less than 2 years

8 Bank of Atlanta Overview  Founded in 2005  Headquartered in Atlanta  2 banking offices: Midtown Atlanta and Duluth, Georgia (Gwinnett County)  Total Assets: $198 million  Total Loans: $123 million  Total Deposits: $161 million  Total Equity: $25 million Gwinnett Office 1970 Satellite Blvd. Duluth, GA Deposits: $56 million Midtown Office 1349 W. Peachtree St. Atlanta, GA Deposits: $95 million Atlanta Pro Forma Branch Map Source: SNL Financial; Company documents Note: Financial metrics as of 3/31/14; branch deposit data as of 6/30/13 State Bank Bank of Atlanta

9  1Q14 net income of $4.3 million  Accretion income was down on a linked-quarter basis primarily due to smaller gains from loan pools closing out in the quarter  Noncovered loans now represent 82.6% of total gross loans  Noninterest-bearing deposits comprise 22.0% of total deposits  Linked-quarter (“LQ”) and year-over-year (“Y/Y”) growth in payroll fee income from Altera Payment Solutions Note: Consolidated financial results for 1Q 2014 contained throughout this presentation are unaudited; numbers may not add due to rounding 1Q14 Results Summary Income Statement Highlights (dollars in thousands, except per share data) 1Q14 4Q13 1Q13 Total interest income on invested funds $2,493 $2,416 $2,502 Interest income on noncovered loans, including fees 15,275 15,861 14,374 Accretion income on covered loans 26,536 48,065 20,636 Total interest expense 1,894 1,961 1,996 Net interest income 42,410 64,381 35,516 Provision for loan losses (noncovered loans) - - 350 Provision for loan losses (covered loans) 590 (98) (2,385) Net interest income after provision for loan losses 41,820 64,479 37,551 Amortization of FDIC Receivable (15,292) (31,372) (16,779) Noninterest income 3,103 3,955 4,121 Total noninterest income (12,189) (27,417) (12,658) Total noninterest expense 23,083 22,718 26,664 Income (loss) before income taxes 6,548 14,344 (1,771) Income tax expense (benefit) 2,226 4,927 (615) Net income (loss) $4,322 $9,417 ($1,156) Diluted net income (loss) per share .13 .28 (.04) Dividends per share .03 .03 .03 Tangible book value per share 13.36 13.24 12.96 Balance Sheet Highlights (period-end) Noncovered loans $1,166,913 $1,123,475 $1,051,455 Total assets 2,617,378 2,600,705 2,641,306 Noninterest-bearing deposits 471,414 468,138 409,717 Total deposits 2,141,061 2,128,325 2,148,190 Shareholders’ equity 441,439 437,183 426,936

10 1Q14 Highlights Increasing Efficiency Improving Funding Prudently Growing Earning Assets  Additional expense actions related to special assets taken in the first quarter of 2014  Total expenses, excluding one-time costs, essentially flat linked-quarter  Noninterest-bearing deposits increased $62mm over the prior year and represent 22% of total deposits  Cost of funds remains low at 37 bps  Noncovered loans increased $43mm, or 3.9%, in the quarter and represent 82.6% of total gross loans  Credit metrics on noncovered portfolio remain very strong; net recoveries on noncovered assets in 5 of the past 6 quarters Co re B an k Effectively Managing Loss Share Expiration  FDIC receivable decreased $38mm in the first quarter and $290mm since the end of 2012 to $65mm at March 31, 2014  $156mm of accretable discount remaining at March 31, 2014 Lo ss Sha re

11 355 259 211 157 103 65 (59) (20) (24) (23) (16) (21) (8) (11) 0 (7) (17) (21) (19) (31) (15) 0 100 200 300 400 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 FDIC Receivable FDIC Rec. Collections from FDIC Other Amortization of FDIC Rec.  The total FDIC receivable (indemnification asset) decreased by $38mm linked-quarter to end 1Q14 at $65mm driven primarily by collections and amortization; current scheduled indemnification asset amortization of $29mm at 1Q14 is down $20mm from the end of 4Q13 and has an estimated weighted average life of 4 quarters 1 Other includes charge-offs, write-downs, and other losses, amount attributable to loss share agreements and external expenses qualifying under loss share agreements Actual and Forecasted Covered Loan Performance ($ i n mi llio n s) $29mm of scheduled future amortization with an estimated weighted average life of 4 quarters $156mm of scheduled future accretion with an estimated weighted average life of 10 quarters ($ i n mi llio n s) 1  As of the end of 1Q14, there is $156mm of accretable discount to be recognized as loan accretion income, with an estimated weighted average life of 10 quarters 173 205 257 230 185 156 (21) (26) (28) (48) (27) 52 78 1 3 (2) 0 100 200 300 400 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Accretable Discount Acc. Discount Accretion Transfers

12 (0) (0) (0) (0) (0) (0) (0) (0) (0) (0) 0 Security Bank Buckhead Community & First Security  Our first two loss share transactions are our largest, with the loss share on non-single family loans for Security Bank (“SB”) expiring in July 2014 and Buckhead Community Bank (“BCB”) expiring in December 2014  Security and Buckhead, along with First Security National Bank (“FSNB”), which has a December 2014 non-single family loss share expiration, collectively represent $26mm of the total FDIC receivable at the end of 1Q14 compared to $61mm at year-end 2013 and $224 million at year-end 2012 Managing Toward a Soft Landing for Loss Share Expiration ($ i n mi llio n s) 1 Single-family and non-single family balances from Security Bank, Buckhead Community Bank and First Security National Bank only $6mm and $2mm of scheduled future amortization on SB and BCB & FSNB, respectively 136 90 75 53 38 15 88 66 52 39 23 11 0 2 40 60 80 100 120 140 160 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 FDIC Receivable 1

13 Financial Results: Revenue 1 Excludes accretion income 2 Excludes amortization of FDIC receivable  Total interest income of $17.8mm was down slightly versus the prior quarter (primarily due to two fewer business days in 1Q14 compared to 4Q13)  Payroll fee income increased $74 thousand LQ and $121 thousand Y/Y  Noninterest income of $3.1mm in 1Q14 (excluding indemnification asset amortization) was negatively impacted by lower service charges as consumer NSF fees were down $153 thousand LQ and ineffectiveness in the hedges on underlying fixed-rate loans, which contributed to a $526 thousand LQ decline in other noninterest income ($ i n t h o u sa n d s) ($ i n t h o u sa n d s) ($ i n t h o u sa n d s) 3 Accretion income net of amortization of FDIC receivable 0 5,000 10,000 15,000 20,000 1Q13 2Q13 3Q13 4Q13 1Q14 Interest Income 1 0 4,000 8,000 12,000 16,000 20,000 1Q13 2Q13 3Q13 4Q13 1Q14 Net Covered Portfolio Revenue 3 0 1,000 2,000 3,000 4,000 5,000 1Q13 2Q13 3Q13 4Q13 1Q14 Noninterest Income 2 Noninterest Income Gains on Securities

14 Financial Results: Expense 1 Excludes loan collection and OREO costs  Noninterest expense, excluding loan collection and OREO costs, increased $474 thousand from 4Q13 due primarily to first quarter seasonality and one-time costs, but was $2.9mm lower compared to the first quarter of 2013  Continued focus on efficiency as approximately $200 thousand of salary and benefit costs in 1Q14 was due to one-time severance expense related to the special assets division ($ i n t h o u sa n d s) ($ i n t h o u sa n d s)  Loan collection and OREO costs of $624 thousand in 1Q14  Loan collection and OREO costs declined from the prior quarter and prior year, although this expense is subject to quarterly volatility as it is primarily related to timing of loss share asset resolution 0 5,000 10,000 15,000 20,000 25,000 30,000 1Q13 2Q13 3Q13 4Q13 1Q14 Noninterest Expense 1 0 500 1,000 1,500 2,000 2,500 1Q13 2Q13 3Q13 4Q13 1Q14 Loan Collection and OREO Costs

15 Financial Results: Earning Assets  Period-end noncovered loans increased a net $43.4mm in 1Q14  Noncovered loans of $1.17B comprise 82.6% of total gross loans, up from 67% at the end of 2012 and just 27% at the end of 2010 78 1,167 1,036 246 0 200 400 600 800 1,000 1,200 1,400 1Q10 2Q 3Q 4Q 1Q11 2Q 3Q 4Q 1Q12 2Q 3Q 4Q 1Q13 2Q 3Q 4Q 1Q14 Loan Portfolio Noncovered Covered ($ i n mi llio n s)

16 Financial Results: Funding  Noninterest-bearing deposits have increased 150% since 1Q10 and make up 22% of total deposits  Continue to experience steady average growth in noninterest- bearing deposits, reflecting our focus on relationship banking  Leading with treasury services, cash management and payroll capabilities to drive core deposit growth ($ i n mi llio n s) N IB / Tot al D ep o sit s  Deposit funding mix continues to improve, contributing to low cost of funds  Cost of funds has declined 145 bps since 2Q10 0% 5% 10% 15% 20% 25% 0 100 200 300 400 500 1Q10 2Q 3Q 4Q 1Q11 2Q 3Q 4Q 1Q12 2Q 3Q 4Q 1Q13 2Q 3Q 4Q 1Q14 Noninterest-bearing Deposits NIB Deposits NIB / Total Deposits 1.82% .37% 0.0% 0.5% 1.0% 1.5% 2.0% 1Q10 2Q 3Q 4Q 1Q11 2Q 3Q 4Q 1Q12 2Q 3Q 4Q 1Q13 2Q 3Q 4Q 1Q14 Cost of Funds

17 Credit: Noncovered Portfolio  Experienced net recoveries on noncovered assets in 5 of the past 6 quarters  NPLs declined to 18 bps of total noncovered loans at the end of 1Q14  Total NPAs declined to $3.0mm as of 1Q14  Noncovered allowance to noncovered loans is 1.44% ($ i n t h o u sa n d s) ($ i n t h o u sa n d s) N PL % ALL % (400) (200) 0 200 400 600 800 1,000 1Q13 2Q13 3Q13 4Q13 1Q14 Noncovered Net Charge-offs (Recoveries) 0 2,000 4,000 6,000 8,000 10,000 1Q13 2Q13 3Q13 4Q13 1Q14 Noncovered Nonperforming Assets NPLs OREO 0.00% 0.50% 1.00% 1.50% 2.00% 0.00% 0.25% 0.50% 0.75% 1.00% 1Q13 2Q13 3Q13 4Q13 1Q14 Noncovered Credit Ratios Noncovered NPLs to Noncovered Loans Noncovered ALL to Noncovered Loans

18 Credit: Covered OREO ($ i n t h o u sa n d s) ($ i n t h o u sa n d s) ($ i n t h o u sa n d s)  Covered OREO balances declined 19% to $37.5mm in 1Q14  Covered OREO represents 98% of total OREO balances  Essentially all new inflows of OREO are covered  OREO sales averaged $20mm during the past five quarters, with over 100 OREO properties sold in the first quarter of 2014 0 5,000 10,000 15,000 20,000 25,000 30,000 1Q13 2Q13 3Q13 4Q13 1Q14 Covered OREO Inflows 0 5,000 10,000 15,000 20,000 25,000 30,000 1Q13 2Q13 3Q13 4Q13 1Q14 Covered OREO Sales 0 10,000 20,000 30,000 40,000 50,000 60,000 1Q13 2Q13 3Q13 4Q13 1Q14 Covered OREO Balances

19 Summary Results Well Positioned Franchise Executing on Strategic Priorities  Efficient network in attractive markets  Management depth  Capital levels to support growth  Increasing efficiency  Improving funding  Prudently growing earning assets Profile  One of Georgia’s best-capitalized banks with operations in Atlanta and middle Georgia  Announced first traditional bank acquisition in April 2014  Treasury / payments expertise  Low cost core deposits  Strong credit metrics  Effectively replaced covered assets with organic loans  Continued improvement in deposit funding mix  Built infrastructure in compliance and risk management to support an institution twice our size